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                       Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-88760) of Castle Energy Corporation of our report dated March 14, 1996 appearing on page 66 of this Form 10-K.

PRICE WATERHOUSE LLP

Philadelphia, PA
March 14, 1996